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Exhibit 8.1

List of Shares Held 2002

BASF Group and BASF Aktiengesellschaft 2001 List of Shares Held
Pursuant to Section 313, Paragraph 2 and Section 285, No. 11
of the German Commercial Code

I.      Fully, proportionally and equity consolidated subsidiaries and affiliates accounted for in the Consolidated Financial Statements

1.    Fully consolidated subsidiaries (Section 290, Paragraph 2)

Company and headquarters	Capital held (%)	of which BASF AG (%)	Stock- holders equity (millions)	Earnings after taxes (millions)	Currency (ISO code)
Germany
Achte BASF Finanzbeteiligungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0	0.0	0.0	EUR
BASF Beteiligungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0	1,847.9	(269.1)	EUR
BASF CIS Trading GmbH Ludwigshafen (Rhine)	100.0	100.0	3.4	0.4	EUR
BASF Coatings AG Münster	100.0		239.6	*	EUR
BASF Drucksysteme GmbH Stuttgart	100.0		56.6	*	EUR
BASF Handels- und Export GmbH Ludwigshafen (Rhine)	100.0	100.0	1.5	*	EUR
BASF Immobilien-Gesellschaft mbH & Co. Pigment KG Ludwigshafen (Rhine)	100.0		10.6	0.8	EUR
BASF Immobilien-Gesellschaft mbH & Co. Drucksysteme KG, Ludwigshafen (Rhine)	100.0		5.1	0.8	EUR
BASF IT Services GmbH Ludwigshafen (Rhine)	100.0		27.5	7.1	EUR
BASF PharmaChemikalien GmbH & Co. KG Ludwigshafen (Rhine)	100.0	100.0	25.9	(1.2)	EUR
BASF Pigment GmbH Ludwigshafen (Rhine)	100.0		13.8	*	EUR
BASF Plant Science GmbH Ludwigshafen (Rhine)	91.0		3.1	*	EUR
BASF Plant Science Holding GmbH Ludwigshafen (Rhine)	100.0	100.0	183.4	*	EUR
BASF Schwarzheide GmbH Schwarzheide	100.0		209.1	*	EUR
Chemische Fabrik Wibarco GmbH Ibbenbüren	100.0		13.6	6.1	EUR
Dr. Wolman GmbH Sinzheim	100.0		5.6	2.7	EUR
Elastogran-Gruppe Inland Lemförde	100.0		104.3	*	EUR
Includes:
Elastogran GmbH Lemförde	100.0		102.4	*
Elastogran Schwarzheide GmbH Schwarzheide	100.0		1.9	*

GEWOGE Wohnungsunternehmen der BASF GmbH Ludwigshafen (Rhine)	97.0		19.4	*	EUR
Guano-Werke GmbH Ludwigshafen (Rhine)	100.0	100.0	2,462.4	542.6	EUR
Haidkopf GmbH Kassel	100.0		0.2	*	EUR
LUWOGE Wohnungsunternehmen der BASF GmbH Ludwigshafen (Rhine)	100.0		41.7	*	EUR
Ultraform GmbH & Co. KG Ludwigshafen (Rhine)	100.0	100.0	23.0	9.5	EUR
Untertage-Speicher-Gesellschaft mbH Kassel	100.0		3.0	3.9	EUR
WINGAS GbR Kassel	65.0		0.0	*	EUR
WINGAS GmbH Kassel	65.0		123.5	*	EUR
Wintershall AG Kassel	100.0		2,065.7	*	EUR
Wintershall Erdgas Beteiligungs-GmbH Kassel	100.0		207.7	*	EUR
Wintershall Explorations- und Produktions- Beteiligungsgesellschaft mbH Kassel	100.0		46.6	*	EUR
Wintershall Libyen Explorations- und Produkt. GmbH Kassel	100.0		156.5	*	EUR
Europe (outside Germany)
BASF Schweiz AG Wädenswil/Au, Switzerland	100.0	100.0	32.0	5.7	CHF
BASF A/S Copenhagen, Denmark	100.0	100.0	72.1	26.4	DKK
BASF AB Gothenburg, Sweden	100.0	100.0	72.2	10.0	SEK
BASF Agri-Production S.A.S. Gravelines, France	100.0		40.9	2.0	EUR
BASF Agro B.V. Arnhem, the Netherlands	100.0		869.4	0.0	EUR
BASF Agro Hellas Industrial and Commercial S.A. Athens, Greece	100.0	100.0	4.9	1.2	EUR
BASF Agro S.A.S. Tassin-La-Demi-Lune, France	100.0		63.0	42.9	EUR
BASF Agro Spa Cesano Maderno, Italy	100.0	100.0	8.7	1.4	EUR
BASF Agrochemical Products B.V. Arnhem, the Netherlands	100.0		317.8	(0.5)	EUR
BASF Antwerpen N.V. Antwerp, Belgium	100.0		978.9	126.6	EUR
BASF AS Asker, Norway	100.0	100.0	65.4	17.1	NOK

BASF Belgium S.A. Brussels, Belgium	100.0	100.0	23.0	3.4	EUR
BASF Coatings Holding B.V. Maarssenbroek, the Netherlands	100.0		182.6	24.3	EUR
BASF Coatings Ltd. Deeside, United Kingdom	100.0		5.6	1.9	GBP
BASF Coatings S.A.S. Clermont de l'Oise, France	100.0		51.8	8.4	EUR
BASF Coatings Spa Burago Molgora, Italy	100.0		3.7	(3.6)	EUR
BASF Coatings S.A. Guadalajara, Spain	99.7		40.7	7.8	EUR
BASF Coordination Center N.V. Antwerp, Belgium	100.0	73.4	9,275.2	300.3	EUR
BASF Curtex S.A. L 'Hospitalet de Llobregat, Spain	100.0		32.2	4.2	EUR
BASF Drukinkt B.V. Doetinchem, the Netherlands	100.0		5.6	1.7	EUR
BASF Española S.A. Tarragona, Spain	100.0		218.8	14.7	EUR
BASF France S.A. Levallois-Perret, France	100.0	100.0	84.5	42.5	EUR
BASF Health & Nutrition A/S Ballerup, Denmark	100.0	100.0	256.9	28.6	DKK
BASF Holding Española S.L. Barcelona, Spain	100.0	100.0	26.2	10.0	EUR
BASF Hungaria Kft. Budapest, Hungary	100.0	100.0	2,063.6	256.5	HUF
BASF Interservice Spa Cesano Maderno, Italy	100.0	90.0	84.2	3.1	EUR
BASF Intertrade AG Zug, Switzerland	100.0	100.0	63.7	28.2	CHF
BASF IT Services B.V. Arnhem, the Netherlands	100.0	100.0	85.7	0.6	EUR
BASF Italia Spa Cesano Maderno, Italy	100.0		49.0	6.9	EUR
BASF Nederland B.V. Arnhem, the Netherlands	100.0	100.0	407.4	13.0	EUR
BASF Österreich Gesellschaft m.b.H. Vienna, Austria	100.0	1.00	11.7	1.6	EUR
BASF Operations B.V. Arnhem, the Netherlands	100.0		2.6	(1.8)	EUR
BASF OY Helsinki, Finland	100.0	100.0	22.3	(4.8)	EUR
BASF plc Wembley, United Kingdom	100.0		97.6	24.3	GBP
BASF Polska Sp. z.o.o. Warsaw, Poland	100.0	100.0	72.8	12.8	PLN
BASF Printing Systems Ltd. Horsham, United Kingdom	100.0		6.8	0.1	GBP
BASF Sonatrach Propanchem S.A. Tarragona, Spain	51.0		71.1	(10.0)	EUR

BASF Systèmes d'Impression S.A.S. Clermont de l'Oise, France	100.0		27.0	1.6	EUR
BASF UK Holdings Ltd. Cheadle, Uniteed Kingdom	100.0	100.0	30.8	—	GBP
BASF Vernici e Inchiostri Spa Cinisello Balsamo, Italy	100.0		19.3	1.0	EUR
Cyanamid Russ A/O Moscow, Russia	100.0	100.0	(1.0)	0.1	EUR
Elastogran France S.A. Mitry-Mory, France	100.0		5.1	0.4	EUR
Elastogran Italia Spa (ELIT) Villanova d'Asti, Italy	100.0		21.6	4.7	EUR
Elastogran S.A. Rubí (Barcelona), Spain	100.0		10.7	2.7	EUR
Elastogran U.K. Ltd. (EUK) Alfreton, United Kingdom	100.0		3.1	0.5	GBP
Frank Wright Limited Ashbourne, United Kingdom	100.0		11.3	0.4	GBP
Société Foncière et Industrielle S.A.S. Clermont de l'Oise, France	100.0		7.2	0.1	EUR
Wintershall Nederland Petroleum B.V. The Hague, Netherlands	100.0		11.1	9.3	EUR
Wintershall Nederland Group	100.0		91.3	19.6	EUR
Includes:
Clyde Netherlands B.V. The Hague, the Netherlands	100.0		0.4	0.1	EUR
Clyde Petroleum Exploratie B.V. The Hague, the Netherlands	100.0		415.5	0.8	EUR
Wintershall Dubai Petroleum B.V. The Hague, the Netherlands	100.0		18.7	1.5	EUR
Wintershall Nederland B.V. The Hague, the Netherlands	100.0		69.4	(2.2)	EUR
Wintershall Nederland Transport and Trading B.V. The Hague, the Netherlands	100.0		4.8	0.2	EUR
Wintershall Noordzee B.V. The Hague, the Netherlands	100.0		39.3	4.5	EUR
Wintershall Oil AG Zug, Switzerland	100.0		2.5	0.8	CHF
ZAO BASF Moscow, Russia	100.0	100.0	2.0	0.6	EUR
North America
BASFIN Corporation Mount Olive, New Jersey	100.0	100.0	3,094.7	(0.2)	USD
BASF Americas Group	100.0		2,442.6	(104.0)	USD
Includes:
BASF Americas Corporation Mount Olive, New Jersey	100.0		3,128.4	16.2	USD
BASF Corporation Mount Olive, New Jersey	100.0		605.4	(161.5)	USD

BASF AgGenetics LLC Research Triangle Park, North Carolina	100.0		(3.6)	(3.7)	USD
BASF Canada Inc. Toronto, Ontario, Canada	100.0		108.6	33.4	USD
BASF Inc. Toronto, Ontario, Canada	100.0	100.0	1.7	1.2	USD
BASF FINA Petrochemicals Ltd. Partnership Mount Olive, New Jersey	60.0		126.7	2.2	USD
BASF Plant Science Holding's Inc. Mount Olive, New Jersey	100.0		0.1	0.0	USD
BASF Plant Science LLC Mount Olive, New Jersey	100.0		(7.5)	(7.2)	USD
BASF Printing Systems LLC Charlotte, North Carolina	100.0		0.0	0.0	USD
Bodyshopmall.com LLC Southfield, Michigan	100.0		9.1	5.7	USD
Micro Flo Company LLC Memphis, Tennessee	100.0		67.0	5.4	USD
Thousand Springs Trout Farms Inc. Wilmington, North Carolina	100.0		0.0	0.0	USD
BASF Properties Inc. Toronto, Ontario, Canada	100.0		2.7	0.4	USD
Tradewinds Chemicals Corporation Mount Olive, New Jersey	100.0		357.4	2.8	USD
BASF de Mexico Group	100.0		1,643.5	(125.1)	TMXN
BASF Coatings de Mexico, S.A. de C.V. Mexico City, Mexico	100.0		340.1	27.5	TMXN
BASF Interservicos, S.A. de C.V. Mexico City, Mexico	100.0		0.1	0.0	TMXN
BASF de Mexico, S.A. de C.V. Mexico City, Mexico	100.0	100.0	1,774.2	(140.6)	TMXN
BASF Mexicana, S.A. de C.V. Mexico City, Mexico	100.0		2,186.0	(58.2)	TMXN
South America
BASF Argentina S.A. Buenos Aires, Argentina	100.0	99.9	(452.1)	(453.6)	ARS
BASF Barranquilla S.A. Barranquilla, Colombia	100.0		13,979.0	10,632.0	COP
BASF S.A. Group Brazil	100.0		830.6	(193.4)	BRL
Includes:
BASF S.A. São Bernardo do Campo, Brazil	100.0		832.5	(193.2)	BRL
BASF Poliuretanos Ltda. Maua, Brazil	100.0		22.6	4.3	BRL
BASF Chile S.A. Santiago de Chile, Chile	100.0	99.9	25,888.0	4,868.0	CLP
BASF de Costa Rica, S.A. San José, Costa Rica	100.0	100.0	3,460.6	674.9	CRC
BASF Paraguaya S.A. Asunción, Paraguay	100.0	100.0	48,141.2	6,729.1	PYG

BASF Peruana S.A. Lima, Peru	99.8	99.8	24.4	12.1	PEN
BASF Quimica Colombiana S.A. Medellin, Colombia	100.0	100.0	45,352.0	5,178.0	COP
Wintershall Energía S.A. Buenos Aires, Argentina	100.0		378.5	271.9	ARS
Asia, Pacific Area, Africa
BASF (China) Company Ltd. Beijing, China	100.0	100.0	1,040.0	(2.2)	CNY
BASF (Malaysia) Sdn. Bhd. Petaling Jaya, Malaysia	100.0		66.5	3.7	MYR
BASF (Thai) Ltd. Bangkok, Thailand	100.0	100.0	1,524.8	366.7	THB
BASF Agro Ltd. Tokyo, Japan	100.0		496.0	448.0	JPY
BASF Australia Group
Includes:
BASF Australia Ltd. Melbourne, Victoria, Australia	100.0	100.0	22.4	3.4	AUD
Cyanamid Agriculture PTY. Ltd. Baulkham Hills, New South Wales, Australia	100.0		—	0.9	AUD
BASF China Limited Kowloon, Hong Kong, China	100.0	100.0	232.6	48.7	HKD
BASF Colorants and Chemicals Co., Ltd. Pudong, Shanghai, China	100.0		763.0	183.9	CNY
BASF Company Ltd. Seoul, South Korea	100.0		434,840.0	33,675.0	KRW
BASF Dispersions Co., Ltd. Tokyo, Japan	67.0		481.0	39.0	JPY
BASF FZE Dubai, VAE Dubai	100.0	100.0	4.2	3.2	AED
BASF India Ltd. Mumbai, India	52.7	52.7	2,278.6	281.9	INR
BASF Japan Ltd. Tokyo, Japan	100.0	100.0	18,492.0	1,550.0	JPY
BASF New Zealand Ltd. Auckland, New Zealand	100.0	100.0	10.7	1.6	NZD
BASF PETRONAS Chemicals Sdn. Bhd. Petaling Jaya, Malaysia	60.0	60.0	1,183.8	(151.4)	MYR
BASF Philippines, Inc. Canlubang, Calamba Laguna, Philippines	100.0	100.0	724.0	48.0	PHP
BASF Services (Malaysia) Sdn. Bhd. Petaling Jaya, Malaysia	100.0	100.0	228.7	(4.5)	MYR
BASF Singapore Pte. Ltd. Singapore	100.0	100.0	12.7	2.2	SGD
BASF South Africa (Pty.) Ltd. Halfway House, South Africa	100.0	100.0	116.1	2.5	ZAR
BASF South East Asia Pte. Ltd. Singapore	100.0	100.0	563.8	27.3	SGD
BASF Styrenics Holding Company** Port Louis, Mauritius	74.0	74.0	43.5	0.0	USD

BASF Styrenics Private Ltd.** Mumbai, India	74.0		702.7	(101.0)	INR
BASF Taiwan Ltd. Taipei, Taiwan R.O.C.	100.0	100.0	170.4	30.8	TWD
BASF Trading (Shanghai) Co. Ltd. Shanghai, China	100.0		28.9	6.6	CNY
BASF Türk Kimya Sanayi ve Ticaret Ltd. Sti. Istanbul, Turkey	100.0	99.0	3,533,179.0	(2,629,920.0)	TRL
BASF Vitamins Company Ltd. Shenyang, China	98.0	60.0	174.5	19.5	CNY
P.T. BASF Indonesia Jakarta, Indonesia	97.0	97.0	160,277.0	70,071.0	IDR
Yangzi-BASF Styrenics Co. Ltd. Nanjing, China	60.0	50.0	1,223.1	91.8	CNY
2. Proportionally consolidated affiliates (Section 310)
Germany
BASF GE Schwarzheide GmbH & Co. KG Schwarzheide	50.0	50.0	21.2	5.4	EUR
Wintershall Erdgas Handelshaus GmbH (WIEH) Berlin	50.0		0.1	*	EUR
Europe (outside Germany)
ELLBAC.V. Rotterdam, the Netherlands	50.0		109.1	48.7	EUR
Produits et Engrais Chimiques du Rhin S.A. (PEC Rhin) Ottmarsheim, France	50.0	50.0	26.2	4.2	EUR
Wintershall Erdgas Handelshaus AG Zug, Switzerland	50.0		2.6	50.7	CHF
North America
Polioles, S.A. de C.V. Mexico City, Mexico	50.0		761.4	(21.2)	MXN
Asia, Pacific Area, Africa
BASF Inoac Polyurethanes, Ltd. (BIP) Shinshiro-Shi, Aichi, Japan	50.0		3,536.0	244.0	JPY
BASF NOF Coatings Co., Ltd. Tokyo, Japan	50.0		19,733.0	89.0	JPY
BASF-YPC Company Ltd. Nanjing, China	50.0	10.0	4,717.7	(76.1)	CNY
ELLBA Eastern Private Ltd. Singapore	50.0		40.4	(21.1)	USD
Shanghai Gao Qiao-BASF Dispersions Co. Limited Shanghai, China	50.0	40.0	323.8	66.1	CNY
3. Equity consolidated subsidiaries (paragraph 312)
Germany
BASF Future Business GmbH Ludwigshafen (Rhine)	100.0	100.0	200.7	(2.6)	EUR

BASF Venture Capital GmbH Ludwigshafen (Rhine)	100.0		100.8	1.1	EUR
Lucura Rückversicherungs GmbH Ludwigshafen (Rhine)	100.0		37.3	7.3	EUR
Tensid-Chemie Vertriebsgesellschaft mbH Cologne	100.0		2.3	3.0	EUR
Wintershall Lenkoran GmbH Kassel	100.0		3.6	0.6	EUR
Wintershall Wolga Petroleum GmbH*** Kassel	100.0		18.2	1.3	EUR
Europe (outside Germany)
BASF Coatings Refinish AG Wädenswil/Au, Schweiz	100.0		1.2	0.1	CHF
BASF Coatings Refinish Ltd. Didcot, United Kingdom	100.0		3.1	0.1	GBP
BASF Coatings Refinish Spa Burago Molgora, Italy	100.0		7.9	0.3	EUR
BASF Ireland Limited Dublin, Ireland	100.0	100.0	2.2	1.2	EUR
BASF Sistemas de Impresión, S.A. Vilanova del Valles, Spain	100.0		5.0	(0.1)	EUR
South America
BASF Ecuatoriana S.A. Quito, Ecuador	100.0	99.9	5.0	1.1	EUR
BASF Poliuretanos S.A. Buenos Aires, Argentina	100.0		(45.3)	(40.8)	ARS
BASF Sistemas Graficos Ltda. Caieiras-SP, Brazil	100.0		1.0	(22.1)	BRL
BASF Venezolana, S.A. Caracas, Venezuela	100.0	100.0	4,720.2	2,847.8	VEB
Asia, Pacific Area, Africa
BASF Headway Polyurethanes (Taiwan) Co. Ltd. Hsinchu, Taiwan R.O.C.	100.0	100.0	73.4	12.7	TWD
BASF Hua Yuan Nylon Company Ltd.*** Shanghai, China	100.0		29.6	(18.9)	CNY
BASF JCIC Neopentylglycol Company Ltd. Jilin City, China	60.0	50.0	109.9	8.2	CNY
BASF Pakistan (Private) Ltd. Karachi, Pakistan	51.0	51.0	313.7	123.5	PKR
BASF Polyurethanes (Malaysia) Sdn. Bhd. Petaling Jaya, Malaysia	100.0		9.1	1.7	MYR
BASF Shanghai Coatings Company Ltd. Shanghai, China	60.0		85.4	20.8	CNY
4. Equity consolidated affiliates (Section 312)
Germany
DyStar Textilfarben GmbH & Co. Germany KG*** Frankfurt (Main)	30.0	30.0	456.2	15.2	EUR
Solvin GmbH & Co. KG*** Hanover	25.0	25.0	352.1	(5.6)	EUR

Europe (outside Germany)
Basell N.V.*** Hoofddorp, the Netherlands	50.0	17.8	3,206.7	7.4	EUR
Svalöf Weibull AB*** Svalöv, Sweden	40.0		539.2	(44.1)	SEK
North America
Sabina Petrochemicals LLC Wilmington, North Carolina	23.4		36.5	0.0	USD

*
Profit/loss transfer agreement.

**
An option to acquire the remaining share in the company exists.

***
Including earnings of consolidated subsidiaries/Group.

II.    Other subsidiaries, affiliates and other participating interests

1.    Non-consolidated minor subsidiaries (Section 296 [2])

Company and headquarters	Capital held (%)	of which BASF AG (%)
Germany
Achte BASF Chemiebeteiligungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
Achte BASF Erwerbsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
Achte BASF Projektentwicklungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
ART-Autolack-Systeme GmbH Dortmund	100.0
Ausbildungsplatzinitiative Pfalz GmbH Ludwigshafen (Rhine)	97.0	97.0
BASF Akquisitions- und Objektverwertungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
BASF Chemikalien GmbH Ludwigshafen (Rhine)	100.0	100.0
BASF ChemTrade GmbH Burgbernheim	100.0	100.0
BASF Immobilien-Gesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
BASF Innovationsfonds GmbH Ludwigshafen (Rhine)	100.0	100.0
BASF Isocyanate China Investment GmbH Ludwigshafen (Rhine)	100.0
BASF Jobmarkt GmbH Ludwigshafen (Rhine)	100.0	100.0
BASF Katalysatorproduktionsgesellschaft Köln mbH Ludwigshafen (Rhine)	100.0	100.0
BASF Lizenz GmbH Ludwigshafen (Rhine)	100.0
BASF Mobilienleasing GmbH Ludwigshafen (Rhine)	100.0
BASF Power GmbH Ludwigshafen (Rhine)	100.0	100.0
BASF Spezialdünger—Pensionsverwaltung GmbH Münster	100.0
Dr. Heinrich von Brunck Gedächtnisstiftung für Werksangehörige der BASF GmbH Ludwigshafen (Rhine)	95.0	95.0
Gesellschaft zur Förderung der Lackkunst mbH Münster	100.0
Gewerkschaft des konsolidierten Steinkohlenbergwerks Breitenbach GmbH Ludwigshafen (Rhine)	100.0	100.0
Gewerkschaft Röchling GmbH Kassel	100.0
Glasurit GmbH Münster-Hiltrup	100.0
Guano-Werke Pensionsverwaltung GmbH Ludwigshafen (Rhine)	100.0
Guano-Werke Vermögensverwaltung AG Ludwigshafen (Rhine)	99.8

Ink Logistic Management GmbH Stuttgart	100.0
K + E Druckfarben Vertriebsgesellschaft mbH Stuttgart	100.0
LUCARA Immobilienverwaltungs GmbH Ludwigshafen (Rhine)	100.0	100.0
ME Projektabwicklung GmbH Ludwigshafen (Rhine)	100.0
Metanomics GmbH & Co. KGaA Berlin-Charlottenburg	80.0
Metanomics Verwaltungsgesellschaft mbH Berlin-Charlottenburg	100.0
PEG Personalentwicklungsgesellschaft mbH Cologne	100.0
Projektentwicklungs-GmbH Friesenheimer Insel Ludwigshafen (Rhine)	100.0	100.0
R-M Autolacke Vertriebs GmbH Heusenstamm	100.0
SEWOGE Service- und Wohnungsunternehmen GmbH Schwarzheide	100.0	100.0
SGS-Schwarzheider Gastronomie und Service GmbH Schwarzheide	100.0
Siebte BASF Projektentwicklungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
Simpex GmbH St.Ingbert	100.0
SunGene GmbH & Co. KGaA Gatersleben	66.0
SunGene Verwaltungsgesellschaft mbH Gatersleben	100.0
Ultraform Verwaltungsgesellschaft mbH Ludwigshafen (Rhine)	100.0	100.0
Vitamultina Pharmazeutische und Nahrungsergänzungsprodukte GmbH Ludwigshafen (Rhine)	100.0	100.0
Wintershall Bank GmbH Kassel	100.0
Wintershall Vermögensverwaltungsgesellschaft mbH Ludwigshafen (Rhine)	100.0
Zweite BASF Immobilien-Gesellschaft mbH Ludwigshafen (Rhine)	100.0	95.0
Europe (outside Germany)
ART Autolack-Systeme, S.A. uadalajara, Spain	99.7
Auto Make-up S.A.R.L. Maurepas, France	100.0
Awiag Ltd. Valetta, Malta	100.0
BASCOM AG Wädenswil/Au, Switzerland	100.0
BASCOM Belgium N.V. Brussels, Belgium	100.0
BASCOM France S.A.S. Levallois-Perret, France	100.0

BASCOM NL B.V. Arnhem, the Netherlands	100.0
BASF Automotive Coatings Services S.A.R.L. Clermont de l'Oise, France	100.0
BASF Automotive Coatings Services S.R.O. Bratislava, Slovakia	100.0
BASF Automotive Coatings Services Sp.Z.O.O. Swarzedz, Poland	100.0
BASF Automotive Storitve ZA Avtomobilske d.o.o. Ljubljana, Slovenia	100.0
BASF Biocides Ltd. Ruddington, United Kingdom	100.0	100.0
BASF Coatings Nederland B.V. Maarssenbroek, the Netherlands	100.0
BASF Coatings Refinish GmbH Eugendorf, Austria	100.0
BASF Coatings Refinish Norden AB Hisings Kaerra, Sweden	100.0
BASF Coatings Refinish S.A./N.V. Brussels, Belgium	100.0
BASF Coil Coatings Spa Caronno Pertusella, Italy	100.0
BASF Colorants Trading S.A. San Vittore, Switzerland	100.0	100.0
BASF Container Coatings Systems S.A.S. Clermont de l'Oise, France	100.0
BASF Curtex Productos Químicos Ltda Porto, Portugal	100.0
BASF Croatia d.o.o. Zagreb, Croatia	100.0	100.0
BASF Drucksysteme Austria GmbH Vienna, Austria	100.0
BASF Drucksysteme Schweiz GmbH Wädenswil/Au, Switzerland	95.0
BASF EOOD Sofia, Bulgaria	100.0	100.0
BASF Finance Europe N.V. Arnhem, the Netherlands	100.0	100.0
BASF IT Services Holding Ltd. Cheadle, United Kingdom	100.0
BASF IT Services Ltd. Wilmslow, United Kingdom	100.0
BASF IT Services N.V. Antwerp, Belgium	100.0
BASF IT Services S.A. Barcelona, Spain	100.0
BASF IT Services Spa Cesano Maderno, Italy	100.0
BASF Jugoslavija d.o.o. Belgrade, Serbia-Montenegro	100.0	100.0
BASF Portuguesa Lda. Prior Velho, Portugal	100.0	70.5

BASF Printing Systems Ireland Ltd. Blackrock, Ireland	100.0
BASF Printing Systems S.A. Vilvoorde, Belgium	99.9
BASF Schou Tryksystemer A/S Vamdrup, Denmark	100.0
BASF Slovenija d.o.o. Ljubljana, Slovenia	100.0	100.0
BASF Slovensko spol. s r.o. Bratislava, Slovakia	100.0	100.0
BASF spol. s r.o. Prague, Czech Republic	100.0	100.0
BASF SRL Bucharest, Romania	100.0	100.0
BASF Styrodur Iberica, S.L. Tudela, Spain	100.0
BASF Tovarystvo z Obmezenoju Vidpovdal'nistju Kiev, Ukraine	100.0	99.0
BASF Trading Center GmbH Vienna, Austria	100.0
BASF Trading Centre Española S.L. Barcelona, Spain	100.0
BASF Trading Centre Italia Spa Cesano Maderno, Italy	100.0
BASF Trading Centre-Produtos Quimicos Lda. Marinha Grande, Portugal	100.0
BASF Wostok OOO Moscow, Russia	100.0	100.0
BASIS Kemi A/S Copenhagen, Denmark	100.0
Boots Galenika d.o.o. Belgrade, Serbia-Montenegro	51.0	51.0
Cheadle Colour & Chemicals Limited Cheadle, United Kingdom	100.0
Clyde Petroleum (E & P) B.V. The Hague, the Netherlands	100.0
COMPAREX Information Systems Ltd. Cheadle, United Kingdom	100.0
Couleurs-Paris S.A.R.L. Clermont de l'Oise, France	100.0
Cyanamid Agro S.A./N.V. Gembloux, Belgium	100.0
Cyanamid CR s.r.o. Prague, Czech Republic	100.0	100.0
Cyanamid Ireland Limited Clonee, Ireland	100.0
Cyanamid Slovakia s.r.o. Bratislava, Slovakia	100.0	100.0
Elastogran Kemipur Poliuretan System Kft. Solymar, Hungary	90.0
Fishburn Printing Ink Company, Ltd. Cheadle, United Kingdom	100.0

Frank Wright (Feed Supplements) Limited Ashbourne, United Kingdom	100.0
Frank Wright (Transport) Limited Ashbourne, United Kingdom	100.0
Frank Wright Feeds (International) Limited Ashbourne, United Kingdom	100.0
Haus am Kai 1, OOO Moscow, Russia	100.0	19.6
Himmoba AG Wädenswil/Au, Switzerland	100.0
Inmont Limited Cheadle, United Kingdom	100.0
Knoll Polska Sp z.o.o Warsaw, Poland	100.0	100.0
Lipogene AB Svalöv, Sweden	91.0
Minden Farmaceutical Lda. Lisbon, Portugal	100.0	100.0
Organchemie Gesellschaft m.b.H. Vienna, Austria	100.0
Plant Science Sweden AB Svalöv, Sweden	91.0
R-M Automotive Refinish Limited Enfield, United Kingdom	100.0
Rainbow Masterbatch Belgium N.V. Kuurne, Belgium	100.0
Valentine Limited Cheadle, United Kingdom	100.0
Western Ink Company Limited Cheadle, United Kingdom	100.0
Wintershall Gas spol. s r.o. Prague, Czech Republic	100.0
Wintershall Services B.V. The Hague, the Netherlands	100.0
North America
Arnprior-Nepean Railway Company Inc. Toronto, Ontario, Canada	100.0
Automotive Refinish Technologies, LLC Dearborn, Michigan	100.0
Automotive Refinish Technology, Inc. (ART) Toronto, Ontario, Canada	100.0
BASF Nichiyu Coatings North America Inc. Mount Olive, New Jersey	100.0
BASF Performance Copolymers LLC Wilmington, North Carolina	100.0
BASF Venture Capital Canada Inc. Toronto, Ontario, Canada	100.0
BF Textile Colours Holding Inc. Wilmington, North Carolina	100.0	100.0
BodyShopmall.com Inc. Toronto, Ontario, Canada	100.0
DNA Landmarks Inc. St.-Jean-sur-Richelieu, Quebec, Canada	81.9

Micro Flo de Mexico S. A. de C.V. Mexico City, Mexico	100.0
Transpharm Inc. Mount Olive, New Jersey	100.0
South America
Aislapol S.A. Santiago de Chile, Chile	100.0	99.9
Basanil S.A. Buenos Aires, Argentina	100.0	100.0
BASF Bolivia S.R.L. La Paz, Bolivia	100.0	100.0
BASF de El Salvador, S.A. de C.V. San Salvador, El Salvador	100.0	100.0
BASF de Guatemala S.A. de C.V. Guatemala City, Guatemala	100.0	99.0
BASF de Nicaragua S.A. Managua, Nicaragua	99.9
BASF Dominicana, S.A. Santo Domingo, Dominican Republic	100.0	100.0
BASF Panama S.A. Panama City, Panama	100.0	100.0
BASF Uruguaya S.A. Montevideo, Uruguay	100.0	100.0
Campos Norte Exploracão e Producão S.A. Rio de Janeiro, Brazil	100.0
Cyanamid de Argentina S.A.I.C. Buenos Aires, Argentina	100.0
Cyanamid El Salvador S.R.L. San Salvador, El Salvador	100.0	100.0
Cyanamid de Uruguay S.A. Montevideo, Uruguay	100.0
Isoseguro Corretora de Seguros Ltda. São Bernardo do Campo, Brazil	99.0
Knoll Centroamericana, S.A. Ciudad de Guatemala, Guatemala	100.0	100.0
Tintas Graficas S.A. Santiago de Chile, Chile	92.5
Tintas Graficas S.A. San Luis, Argentina	92.5
Wintershall BM-C-19 Ltda. Rio de Janeiro, Brazil	100.0
Wintershall BM-ES-1 Ltda. Rio de Janeiro, Brazil	100.0
Wintershall BM-ES-7 Ltda. Rio de Janeiro, Brazil	100.0
Wintershall BM-S-14 Ltd. Rio de Janeiro, Brazil	100.0
Wintershall do Brasil Servicos Ltda. Rio de Janeiro, Brazil	100.0
Asia, Pacific Area, Africa
ART Automotive Refinish Technologies (PTY) Ltd. Midrand, South Africa	100.0

BASF (Ethiopia) Ltd. P.L.C. Addis Ababa, Ethiopia	100.0	100.0
BASF (Ghana) Ltd. Accra, Ghana	100.0	100.0
BASF (Nigeria) Ltd. Lagos, Nigeria	100.0	100.0
BASF Afrique de l'Ouest S.A.R.L. Abidjan, Ivory Coast	100.0	100.0
BASF Agro Ltd. Seoul, South Korea	100.0
BASF Angola Produtos Quimicos, Lda. Luanda, Angola	100.0	75.0
BASF Animal Nutrition (Pty.) Ltd. Beaconvale, South Africa	100.0
BASF Bangladesh Ltd. Dacca, Bangladesh	76.4	76.4
BASF Chemdyes Sdn. Bhd. Perai, Malaysia	51.0	51.0
BASF Chemicals and Polymers (Pvt.)Ltd. Karachi, Pakistan	100.0	100.0
BASF Chemicals Company Ltd. Shanghai, China	100.0
BASF Coating International Trade (Shanghai) Co. Ltd. Shanghai, China	100.0
BASF Coatings (Pty.) Ltd. Kinshasa, Democratic Republic of Congo (Zaire)	100.0
BASF Coatings (Pty.) Ltd. Wetherill Park, New South Wales, Australia	51.0
BASF Coatings + Inks Philippines Inc. Makati, Metro Manila, Philippines	100.0
BASF Coatings Inc. Makati City, Philippines	100.0
BASF Coatings Ltd. Bangalore, India	100.0
BASF Coatings PMB(Pty.) Ltd. Gallo Manor, South Africa	100.0
BASF Colorants Pte. Ltd. Singapore	100.0	100.0
BASF East Africa Ltd. Nairobi, Kenya	100.0	100.0
BASF East Asia Regional Headquarters Limited Hong Kong, China	100.0	100.0
BASF Headway Hongkong Polyurethanes (China) Co. Ltd. Panyu Guangdong, China	100.0
BASF Industries Private Ltd. Mumbai, India	100.0	100.0
BASF Iran AG Teheran, Iran	100.0	100.0
BASF Ltd. Cairo, Egypt	100.0	99.0
BASF Maroc S.A. Casablanca, Morocco	100.0	100.0

BASF Neuvet (Pty.) Ltd. Kempton Park, South Africa	100.0
BASF S.P.A. Hydra, Algeria	100.0	100.0
BASF Takeda Vitamins Ltd. Tokyo, Japan	66.0
BASF Textile and Leather Centre Asia Sdn. Bhd. Petaling Jaya, Malaysia	100.0	100.0
BASF-Finlay (Private) Limited Colombo, Sri Lanka	66.7	66.7
Cyanamid Agriculture Taiwan Corporation Taipei, Taiwan	55.0	55.0
Cyanamid Agricultural Products Sdh. Bhd. Petaling Jaya, Malaysia	100.0	100.0
Cyanamid Limited Lilongwe, Malawi	100.0
Cyanamid Zambia Ltd. Lusaka, Zambia	100.0
Cyanamid Zimbabwe (PVT) Ltd. Workington, Zimbabwe	100.0
Elastogran Polürethan Sanayi ve Ticaret A.S. Pendik-Istanbul, Turkey	100.0
ME Vitamin Pte. Ltd. Singapore	100.0	100.0
Shanghai BASF Polyurethane Company Shanghai, China	70.0
2. Non-equity-consolidated minor affiliates (Section 311 [2])
Germany
Aurentum Innovationstechnologien GmbH Mainz	25.2
Axaron Bioscience AG Heidelberg	43.4	43.4
Basell Bayreuth Chemie GmbH Eschborn	47.0
Basell Chemie Köln GmbH Wesseling	50.0
Basell Germany GmbH Mainz	50.0
Basell Germany Holding GmbH Düsseldorf	50.0
Basell Middle East GmbH Wesseling	50.0
Basell Polyolefine GmbH Kehl	50.0
BASF GE Schwarzheide Beteiligungs GmbH Schwarzheide	50.0	50.0
CWD Chemie-Wirtschaftsdatenbanken GmbH Frankfurt (Main)	50.0	50.0
CWK Software und Service GmbH Mannheim	27.2

DATASOUND Gesellschaft zur Entwicklung und Vermarktung digitaler Audio- und Informationssysteme Ludwigshafen (Rhine)	25.0
Deutsche Energy One GmbH Frankfurt (Main)	37.5
DyStar Textilfarben GmbH Frankfurt (Main)	30.0	30.0
Edisen-Electronic GmbH Lauchhammer	20.0
Emsland-Erdölleitung GmbH Osterwald	25.0
Envimax GmbH Heddesheim	50.0
Erdgasverkaufsgesellschaft mbH Münster Osterwald	28.8
Gesellschaft für Wohnungs-, Gewerbe- und Städtebau Aktiengesellschaft Ludwigshafen (Rhine)	30.0
Ginger GmbH Ludwigshafen (Rhine)	22.0	22.0
KDG Kommunale Dienste GmbH Mannheim	22.5
KGS Keto-Gulonsäure Ges. beschränkt haftende OHG Krefeld	33.3	33.3
Netformfive GmbH Mannheim	20.0
Projektförderung Initiative für Beschäftigung GmbH Münster	25.0
RAIL4CHEM Eisenbahnverkehrsgesellschaft mbH Essen	25.0	25.0
Rheingas Erdgasleitungsgesellschaft mbH i.L. Hanover	50.0	50.0
Solvin Europe GmbH Hanover	25.2	25.2
S.T.E.P. Personalentwicklungsgesellschaft mbH Ludwigshafen (Rhine)	33.4	33.4
Thermische Rückstandsverwertung GmbH & Co KG (TRV) Wesseling	30.0
Wilhelm Worm GmbH Frankfurt (Main)	50.0
Wirtschaftliche Vereinigung für Kraftstoffe GmbH Frankfurt (Main)	50.0
WV Energie AG Frankfurt (Main)	50.0
WV Versicherungsmakler GmbH Frankfurt (Main)	25.0
Europe (outside Germany)
Amylogene Handelsbolaget Svalöv, Sweden	45.5
Basell Arabia Holding B.V. Hoofddorp, the Netherlands	50.0
Basell Belgium S.A. Brussels, Belgium	50.0

Basell Benelux B.V. Rotterdam, the Netherlands	50.0
Basell Brindisi Spa Milan, Italy	50.0
Basell Coordination Company N.V. Zaventem, Belgium	50.0
Basell Europe Holding B.V. Hoofddorp, the Netherlands	50.0
Basell Finance Company B.V. Hoofddorp, the Netherlands	50.0
Basell Finance Italia S.R.L. Milan, Italy	50.0
Basell Fos S.A. Levallois-Perret, France	50.0
Basell France S.A. Levallois-Perret, France	50.0
Basell Iberica Poliolefinas Holding S.L. Barcelona, Spain	50.0
Basell International Holding B.V. Hoofddorp, the Netherlands	50.0
Basell Investissements S.A. Paris, France	50.0
Basell Italia S.R.L. Cesano Maderno, Italy	50.0
Basell Italy Holding Spa Milan, Italy	50.0
Basell Manufacturing UK Ltd. Manchester, United Kingdom	50.0
Basell Nederland B.V. Arnhem, the Netherlands	50.0
Basell Nordic AB Gothenburg, Sweden	50.0
Basell Plasticos, Lda Lisbon, Portugal	50.0
Basell Poliolefinas Comercial Española S.L. Barcelona, Spain	50.0
Basell Poliolefinas Iberica S.A. Barcelona, Spain	50.0
Basell Polipropilene S.R.L. Milan, Italy	50.0
Basell Polipropileno Iberica S.A. Barcelona, Spain	50.0
Basell Polyethylene S.A. Strasbourg, France	50.0
Basell Polyolefine Italia Spa Milan, Italy	50.0
Basell Polyolefines France S.A. Paris, France	50.0
Basell Polyolefins Company N.V. Zaventem, Belgium	50.0
Basell Polyolefins UK Ltd. Manchester, United Kingdom	50.0

Basell Polypropylene S.A. Lillebonne, France	50.0
Basell Polypropylene Ltd. Manchester, United Kingdom	50.0
Basell Production France S. A. Levallois-Perret, France	50.0
Basell Service Company B.V. Hoofddorp, the Netherlands	50.0
Basell Taiwan Holding B.V. Hoofddorp, the Netherlands	50.0
Basell Technology Company B.V. Hoofddorp, the Netherlands	50.0
Basell (Thailand) Holdings B.V. Hoofddorp, the Netherlands	50.0
Basell UK Holding Ltd. Carrington, United Kingdom	50.0
Basell UK Ltd. Cheadle, United Kingdom	50.0
BASF Naber S.A. Valencia, Spain	50.0
BASF Poligrafia Polska S.p. z.o.o. Lodz, Poland	50.0
Compagnie Industrielle des Polyethylenes de Normandie Notre-Dame de Gravenchon, France	25.0
Compleyo Industrial Taqsa AIE Tarragona, Spain	42.5
Elastokam OOO Nishnekamsk Promsona, Russia	50.0
ELLBAB.V. Rotterdam, the Netherlands	50.0
Gestio de residus especiales de Catalunya S.A. Tarragona, Spain	33.3
Hisane A.I.E. Reus (Tarragona), Spain	37.5
Hochert Polypropylene S.A. Brussels, Belgium	50.0
Indurisk Rückversicherungs-GmbH Luxembourg, Luxembourg	50.0
Lameskin S.R.L. Milan, Italy	50.0
L5C Production B.V. The Hague, the Netherlands	30.0
L8B Production B.V. The Hague, the Netherlands	25.0
M-Polyolefins AB Gothenburg, Sweden	50.0
N.V. Noordwinning K 13 The Hague, the Netherlands	30.3
Noordwinning L8A B.V. The Hague, the Netherlands	30.3
Omnexus N.V. Amsterdam, the Netherlands	21.0	21.0

Polixil S.R.L. Salerno, Italy	20.0
P2A (Groep) B.V. The Hague, the Netherlands	22.2
P6-(Groep) B.V. The Hague, the Netherlands	27.0
Q4 (Groep) B.V. The Hague, the Netherlands	29.9
Q8 (Groep) B.V. The Hague, the Netherlands	30.0
Retiflex S.P.A. Milan, Italy	50.0
SCI de Plastiques de Normandie Lillebonne, France	50.0
Severoceska Plynarenska A.S. Usti Nad Labem, Czech Republic	20.2
Societe Civile Immobiliere des Plastiques de Normandie Lillebonne, France	41.4
Societe du Craqueur de L'Aubette SAS Berre L'Etang, France	25.0
Stredoceska Plynarenska A.S. Prague, Czech Republic	31.0
Société de participation dans l'industrie et le Tramnsport du Petrole Neuilly-sur-Seine, France	27.2
TDP A.I.E. Tarragona, Spain	25.0
Transformadora de Propileno A.I.E. Tarragona, Spain	25.0
Texmet S.P.A. Lamezia Terme, Italy	50.0
UNA S.A. Barcelona, Spain	25.0
WIEE Romania SRL Bucharest, Romania	50.0
Wirom Gas S.A. Bucharest, Romania	25.0
Wolgodeminoil OOO Volgograd, Russia	50.0
WV Hungary Handels- und Dienstleistungsgesellschaft mbH Budapest, Hungary	50.0
North America
Aislantes y Acusticos de Monterrey. S.A. de C.V. Santa Catarina, N.L.C.P., Mexico	50.0
Basell American Finance Corporation Wilmington, North Carolina	50.0
Basell Asia-Pacific Inc. Wilmington, North Carolina	50.0
Basell Canada Inc. Ontario, Canada	50.0
Basell Capital Corporation Wilmington, North Carolina	50.0
Basell de Mexico, S.A. de C.V. Colonia del Valle, Mexico	50.0

Basell Finance USA Inc. Albany, New York	50.0
Basell Impact Holding Company Wilmington, North Carolina	50.0
Basell Polyethylene Inc. Wilmington, North Carolina	50.0
Basell USA Inc. Wilmington, North Carolina	50.0
Baselltech USA Inc. Wilmington, North Carolina	50.0
CHD Enterprises Inc. Wilmington, North Carolina	50.0
Indelpro S.A. de C.V Garza Garzia, Mexico	24.5
Polymer Resource Group Inc. Wilmington, North Carolina	50.0
South America
Basell Brasil Poliolefinas Ltda. São Paulo, Brazil	50.0
Petroken Petroquimica Ensenada S.A. Buenos Aires, Argentina	25.0
Polibrasil Participacoes S.A. São Paulo, Brazil	25.0
Tintas Graficas Vencedor S.A. San Juan de Lurigancho Lima, Peru	46.2
Asia, Pacific Area, Africa
Basell Australia Holding PTY Melbourne, Victoria, Australia	50.0
Basell Australia PTY Ltd. Melbourne, Victoria, Australia	50.0
Basell China Ltd. Hong Kong, China	50.0
Basell Korea Ltd. Seoul, South Korea	50.0
BASF AKZO Nobel Automotive OEM Coatings PTY. Limited Melbourne, Victoria, Australia	50.0
BASF Kanoo Gulf FZE Dubai, VAE Dubai	49.0
BASF Kanoo Gulf LLC Dubai, VAE Dubai	49.0	49.0
BASF Tunisie S.A. Megrine, Tunesia	49.0	49.0
Chunichi Paint Co., Ltd. Nagoya, Japan	50.0
CSJ K.K. Tokyo, Japan	50.0
Idemitsu-BASF Co., Ltd. Tokyo, Japan	50.0	50.0
Kartal Kimya San. ve Tic. A.S. Istanbul, Turkey	25.1	25.1
Kyushu Nissan Paint Co., Ltd. Fukuoka, Japan	50.0

Machino-Basell India Ltd. Delphi, India	25.0
MCB Corporation Yokkaichi, Mie, Japan	50.0
Nisso BASF Agro Co., Ltd. Tokyo, Japan	45.0	45.0
NOF Kansai Marine Coatings Co., Ltd. Tokyo, Japan	25.0
NOF (Thailand) Ltd. Bangkok, Thailand	20.0
Pigment Manufacturers of Australia Ltd. i.L. Laverton, Victoria, Australia	50.0
Poly Pacific Polymers Sdh. Bhd. Kuala Lumpur, Malaysia	25.0
Poly Pacific PTY Ltd. Dandenong, Victoria, Australia	25.0
Shanghai Lianheng Isocyanate Company Shanghai, China	35.0
Taiwan NOF Coatings Ltd. Taipei, Taiwan R.O.C.	35.0
Vitacolor Industries, Inc. Manila, Philippines	40.0	40.0
Yasar BASF Automotive Coatings Company Ltds. Izmir, Turkey	50.0

3.    Participating interest of between 5 and 20 percent in major corporations (Section 285, No. 11 of the German Commercial Code)

Company and headquarters	Capital held (%)	of which BASF AG (%)	Stock- holders equity (millions)	Earnings after taxes (millions)	Currency (ISO code)
Germany
K + S Aktiengesellschaft Kassel	16.7	16.7	457.6*	118.3*	EUR
VNG-Verbundnetz Gas AG Leipzig	15.8		437.1*	96.4*	EUR

*
Financial Statements.

III.  Information on subsidiaries

The German subsidiaries listed below, which have the legal form of either a corporation or a partnership, make use of the exemptions offered by Section 264, Paragraph 3 or Section 264 b of the German Commercial Code, respectively.

Germany
BASF Coatings AG Münster
BASF Drucksysteme GmbH Stuttgart
BASF PharmaChemikalien GmbH & Co. KG Ludwigshafen (Rhine)
BASF Pigment GmbH Ludwigshafen (Rhine)
BASF Schwarzheide GmbH Schwarzheide
Elastogran GmbH Lemförde
GEWOGE Wohnungsunternehmen der BASF GmbH Ludwigshafen (Rhine)
Haidkopf GmbH Kassel
LUWOGE Wohnungsunternehmen der BASF GmbH Ludwigshafen (Rhine)
Tensid-Chemie Vertriebsgesellschaft mit beschränkter Haftung Cologne
Ultraform GmbH & Co. KG Ludwigshafen (Rhine)
WINGAS GmbH Kassel
Wintershall AG Kassel
Wintershall Erdgas Beteiligungs-GmbH Kassel
Wintershall Erdgas Handelshaus GmbH Berlin
Wintershall Explorations- und Produktions-Beteiligungsges. mbH Kassel
Wintershall Libyen Explorations- und Produktions-GmbH Kassel

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  Exhibit 8.1
CONTENTS
  BASF Group and BASF Aktiengesellschaft 2001 List of Shares Held Pursuant to Section 313, Paragraph 2 and Section 285, No. 11 of the German Commercial Code